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                                                                    Exhibit 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report for Temporary Housing Experts, Inc. dated March 21, 1997, except for Note 10, for which the date is June 30, 1997, included in the previously-filed Registration Statement on Form S-1
(No. 333-26647).


                                                         /s/ Arthur Andersen LLP

Memphis, Tennessee
October 9, 1997